UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

Acacia Communications, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400 Maynard, Massachusetts		01754
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 938-4896

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 9, 2019, Acacia Communications, Inc. (the “Company”) and Cisco Systems, Inc. (the “Parent”) held a joint investor, media and industry analyst call regarding the acquisition of the Company contemplated by the previously announced Agreement and Plan of Merger, dated as of July 8, 2019, by and among the Company, the Parent and Amarone Acquisition Corp., a wholly owned subsidiary of the Parent.

A copy of the slide presentation made available in connection with the call is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the transcript of the call is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected benefits to the Parent, the Company and their respective customers from completing the acquisition, integration of the Company’s technology into the Parent’s networking portfolio, accelerating the trend toward coherent technology and pluggable solutions, supporting the Company’s current merchant business, including the Company’s existing customers and new customers, and the expected completion of the acquisition. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, obtaining the Company’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, risks that the proposed acquisition may disrupt the Company’s current plans and business operations, risks related to the diverting of management’s attention from the Company’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of the Company and the ability of the Parent to successfully integrate the Company’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2019 and February 21, 2019, respectively. The Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, the Company will file with the SEC a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of the Company. The Company’s stockholders are urged to read the proxy statement (including all amendments and supplements) and other relevant materials when they become available because they will contain important information. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate website at http://ir.acacia-inc.com/ or by contacting Company Investor Relations at (212) 871-3927.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the acquisition. Information about the Company’s directors and executive officers, including their ownership of Company securities, is set forth in the proxy statement for the Company’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2019, Form 8-K filed with the SEC on June 3, 2019, and the Company’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

In addition, the Parent and its executive officers and directors may be deemed to have participated in the solicitation of proxies from the Company’s stockholders in favor of the approval of the transaction. Information concerning the Parent’s directors and executive officers is set forth in the Parent’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on October 24, 2018, annual report on Form 10-K filed with the SEC on September 6, 2018, Form 8-K filed with the SEC on May 22, 2019, and the Parent’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Parent’s Investor Relations website at https://investor.cisco.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide presentation for investor, media and industry analyst call

99.2	Transcript of investor, media and industry analyst call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2019	ACACIA COMMUNICATIONS, INC.

	By:	/s/ Janene I. Asgeirsson
Janene I. Asgeirsson
Chief Legal Officer and Secretary